INVESTMENTS - Summary of Company's Investments (Detail) - USD ($) $ in Thousands		Dec. 31, 2023	Dec. 31, 2022
Investments, Debt and Equity Securities [Abstract]
Equity method investments	[1]	$ 199,987	$ 209,523
Equity investments without readily determinable fair values		193,867	120,834
Equity investments with readily determinable fair values		325	153
Total investments		$ 394,179	$ 330,510

[1]	(1) The book value of three equity method investments exceeded the Company’s percentage ownership share of their underlying net assets by $21.5 million, $27.7 million and $10.6 million as of December 31, 2023 and $32.4 million, $26.5 million, and $21.4 million as of December 31, 2022. The basis differences, primarily resulting from acquisition purchase price step-ups on the investments, are accounted for as goodwill, which is not tested for impairment separately. Instead, the investments are tested if there are indicators of an other-than-temporary decline in carrying value.